UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

ACASTI PHARMA INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35776	98-1359336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Carnegie Center Suite 300 Princeton, New Jersey	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 322-1602

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed by Acasti Pharma Inc., a Delaware corporation (“Acasti Delaware”), as the ultimate successor to Acasti Pharma Inc., a corporation previously existing under the laws of the Province of Québec, Canada (“Acasti Québec”), which, as further described below, changed its jurisdiction to the Province of British Columbia, Canada (“Acasti British Columbia”) prior to changing its jurisdiction to the State of Delaware. For purposes of this Current Report on Form 8-K, the terms the “Company,” “Acasti,” “we,” “us” and “our” refer to (i) Acasti Québec, (ii) Acasti British Columbia or (iii) Acasti Delaware, as applicable.

At the Company’s Annual and Special Meeting of Shareholders held on September 30, 2024 (the “Meeting”), the Company’s shareholders approved the Continuance (defined below) and the Domestication (defined below) each by the affirmative vote of at least two-thirds of the votes cast at the Meeting by proxy or in person.

On October 1, 2024, the Company changed its jurisdiction of incorporation from the Province of Québec in Canada to the Province of British Columbia in Canada pursuant to a “continuance” effected in accordance with Chapter XII of the Business Corporations Act (Québec) (the “Continuance”). On October 7, 2024, the Company changed its jurisdiction of incorporation from the Province of British Columbia in Canada to the State of Delaware in the United States pursuant to a “continuance” effected in accordance with Section 308 of the Business Corporations Act (British Columbia) and a “domestication” (the “Domestication”) under Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”).

Upon effectiveness of the Continuance, each outstanding Class A common share, without par value per share, of Acasti Québec at the time of the Continuance remained issued and outstanding as a common share, without par value per share, of Acasti British Columbia. Furthermore, upon effectiveness of the Domestication, each outstanding common share of Acasti British Columbia at the time of the Domestication automatically became one outstanding share of common stock, par value $0.0001 per share, of Acasti Delaware. The common stock of Acasti Delaware continues to be listed for trading on The Nasdaq Stock Market LLC under the symbol “ACST.”

Item 1.01.	Entry into a Material Definitive Agreement.

On October 7, 2024, in connection with the consummation of the Domestication and pursuant to the Company’s Charter (as defined below), Bylaws (as defined below) and the DGCL, the Company entered into indemnification agreements with each of the Company’s executive officers and directors providing for the indemnification of, and advancement of expenses to, each such person in connection with claims, suits or proceedings arising as a result of such person’s service as an officer or director of the Company (the “Indemnification Agreements”).

The above description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the consummation of the Continuance, the Company adopted a continuation application, which contained the Notice of Articles of Acasti British Columbia (the “Notice of Articles”) and the Articles of Acasti British Columbia (the “Articles”), each of which is described in the Company’s Proxy Statement/Prospectus, which was filed with the Securities and Exchange Commission on August 7, 2024 and is a part of the Company’s registration statement on Form S-4 (File No. 333-280536) (the “Registration Statement”). Upon consummation of the Continuance, the rights of the holders of the Company’s common shares were governed by the Notice of Articles, the Articles and the Business Corporations Act (British Columbia).

In connection with the consummation of the Domestication, the Company adopted a Certificate of Incorporation (the “Charter”) and Bylaws (the “Bylaws”), each of which is described in the Registration Statement. The rights of holders of the Company’s common stock are now governed by the Charter, the Bylaws and the DGCL, which contain provisions that differ in certain respects from Acasti Québec’s organizational documents and Québec law and Acasti British Columbia’s organizational documents and British Columbia law. The sections of the Registration Statement entitled “Annex K — Material Differences Between Québec Corporate Law and British Columbia Corporate Law” and “Annex L — Material Differences Between British Columbia Corporate Law and Delaware General Corporation Law” describe the general effects of changes to the rights of the Company’s stockholders, and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Notice of Articles and the Articles became effective as of October 1, 2024. The Notice of Articles and the Articles are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The Charter and the Bylaws became effective as of October 7, 2024. The Charter and Bylaws are attached hereto as Exhibit 3.3 and Exhibit 3.4, respectively, and are incorporated herein by reference.

The information provided in the Introductory Note and Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Acasti Pharma Inc. Notice of Articles.
3.2	Acasti Pharma Inc. Articles.
3.3	Acasti Pharma Inc. Certificate of Incorporation.
3.4	Acasti Pharma Inc. Bylaws.
4.1	Form of Common Stock Certificate.
10.1
Form of Indemnification Agreement between Acasti Pharma Inc. and its directors and officers (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-4 filed with the SEC on June 27, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACASTI PHARMA INC.

Date:	October 7, 2024	By:	/s/ Prashant Kohli
Prashant Kohli Chief Executive Officer